SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) -- February 3, 1997

                           CULLEN/FROST BANKERS, INC.
               (Exact Name of Registrant as Specified in Charter)

        TEXAS                       0-7275                     74-1751768
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number)             Identification No.)

                             100 WEST HOUSTON STREET
                               SAN ANTONIO, TEXAS                78205
                    (Address of Principal Executive Office)    (Zip Code)

Registrant's telephone number, including area code -- (210) 220-4011




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ITEM 5.  OTHER EVENTS.

         By press release dated February 3, 1997, the Registrant announced that Cullen/Frost Capital Trust I, a Delaware business trust, has agreed to issue $100,000,000 of its 8.42% Capital Securities, Series A, to certain initial purchasers in a private transaction not registered under the Securities Act of 1933, as amended.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is filed herewith:


 Exhibit
 Number      Description
--------     ------------------------------------------------------------------

  99.1       Press Release, dated February 3, 1997.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CULLEN/FROST BANKERS, INC.


Date: February 4, 1997                      By:  /s/ Phillip D. Green
                                                ------------------------
                                                Phillip D. Green
                                                Executive Vice President and
                                                Chief Financial Officer






















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


                                  EXHIBIT INDEX




Exhibit
Number       Description                                   Method of Filing
-------      -----------------------------------------     --------------------

 99.1        Press Release dated February 3, 1997.         Filed herewith.


























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